Exhibit 23.6

                                   CONSENT OF
                                 RICHARD DENEAU

         I hereby consent to "Richard Deneau" being named as a director in Post Effective Amendment No. 2 to the Registration Statement of Cadence Resources Corporation on Form SB-2, SEC Registration No. 333-110099.

November 10, 2005


                                           /s/ Richard Deneau
                                           -------------------------------------
                                           Richard Deneau